SUBSIDIARIES OF ALLIANCE CAPITAL
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Alliance Capital Management
Corporation of Delaware
(Delaware)

ACM Software Services Ltd.
(Delaware)

Alliance Capital Asset Management
(India) Private Ltd.
(India)

Alliance Capital Management
Australia Limited
(Australia)

Alliance Capital Management
(Asia) Ltd.
(Delaware)

Alliance Capital (Mauritius)
Private Limited
(Mauritius)

Alliance Corporate Finance
Group Incorporated
(Delaware)

Alliance Capital Management
(Brasil) Ltda.
(Brazil)

Alliance Capital Management
(India) Ltd.
(Delaware)

ACAM Trust Company Private Limited
(India)

Alliance Capital Management
Canada, Inc.
(Canada)

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Alliance Capital Management
(Turkey) Ltd.
(Delaware)

Alliance Capital (Luxembourg) S.A.
(Luxembourg)

Alliance Eastern Europe Inc.
(Delaware)

Alliance Capital Global
Derivatives Corporation
(Delaware)

Alliance Barra Research
Institute, Inc.
(Delaware)

Alliance Fund Distributors, Inc.
(Delaware)

Alliance Fund Services, Inc.
(Delaware)

Alliance Capital Oceanic Corporation
(Delaware)

Alliance Capital Management
(Japan) Inc.
(Delaware)

ACM Fund Services, S.A.
(Luxembourg)

ACM Fund Services (Espana) S.L.
(Spain)

ACSYS Software India Pvt. Ltd.
(India)

Alliance Capital Limited
(UK)

Alliance Capital Services Limited
(UK)

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Cursitor Alliance LLC
(Delaware)

Alliance Cecogest
(France)

Cursitor-Eaton Asset
Management Company
(New York)

Cursitor Alliance Holdings Limited
(UK)

Cursitor Management Co. SA
(Luxembourg)

Alliance Asset Allocation Limited
(UK)

Dimensional Trust Management Limited
(UK)

Draycott Partners, Ltd.
(Massachusetts)

Meiji-Alliance Capital Corporation
(Delaware)

New-Alliance Asset Management
(Asia) Limited
(Hong Kong)

ACM New-Alliance (Luxembourg) S.A.
(Luxembourg)

Cursitor Alliance Services Limited
(UK)

East Fund Managementberatung GmbH
(Austria)

East Fund Management (Cyprus) LTD
(Cyprus)

EFM Consultanta Financiara Bucuresti SRL
(Romania)

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ACM CIIC Investment Management Limited
(Cayman Islands)

BCN Alliance Capital Management S.A.
(Brazil)

Alliance Capital Management (Singapore) Ltd.
(Singapore)

Alliance Capital Investment Trust Management
Limited K.K.
(Japan)

Alliance Odyssey Capital Management (Proprietary) Limited
(South Africa)

Alliance-Odyssey Capital Management (Namibia)(Proprietary) Limited
(Namibia)

Alliance-MBCA Capital (Prfivate) Limited
(Zimbabwe)

Alliance Capital Whittingdale Limited
(UK)

ACM Investments Limited
(UK)

Whittingdale Holdings Limited
(UK)

Whittingdale Nominees Limited
(UK)